UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Short-Term Municipal Bond Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Funds purchasing bonds face the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Investment Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, Class B, Class C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.20%	2.46%	2.85%	3.85%
Class B	2.41%	1.70%	2.09%	3.08%
Class C	2.40%	1.69%	2.06%	3.06%
Institutional Class	3.47%	2.73%	3.13%	4.12%
Lehman Brothers 1-Year G.O. Bond Index+	3.09%	1.88%	2.29%	3.47%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/06	$ 10.30	$ 10.30	$ 10.29	$ 10.30
10/31/05	$ 10.28	$ 10.28	$ 10.27	$ 10.28
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .30	$ .22	$ .22	$ .33
October Income Dividend	$ .0268	$ .0210	$ .0202	$ .0292
SEC 30-day Yield as of 10/31/06++	3.32%	2.68%	2.63%	3.66%
Current Annualized Distribution Rate as of 10/31/06++	3.06%	2.40%	2.31%	3.34%
Tax Equivalent Distribution Rate as of 10/31/06++	4.71%	3.69%	3.56%	5.14%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Institutional Class Lipper Rankings — Short Municipal Debt Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	16	of	58	28
3-Year	2	of	51	4
5-Year	2	of	39	5
10-Year	2	of	24	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class A [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,114	$10,540	$11,280	$14,298
	Average annual total return	1.14%	1.77%	2.44%	3.64%
Class B	Growth of $10,000	$9,941	$10,319	$10,988	$13,538
	Average annual total return	-.59%	1.05%	1.90%	3.08%
Class C	Growth of $10,000	$10,240	$10,516	$11,076	$13,523
	Average annual total return	2.40%	1.69%	2.06%	3.06%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,309	$10,575	$11,198	$14,064
	Average annual total return	3.09%	1.88%	2.29%	3.47%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Short-Term Municipal Bond Fund — Institutional Class [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,034,700	$1,084,300	$1,166,300	$1,497,100
	Average annual total return	3.47%	2.73%	3.13%	4.12%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $1,000,000	$1,030,900	$1,057,500	$1,119,800	$1,406,400
	Average annual total return	3.09%	1.88%	2.29%	3.47%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class. A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

On July 10, 2006, the fund was reorganized from DWS Short Term Municipal Bond Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Term Municipal Bond Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/06
DWS Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.35%	2.57%	2.96%	3.95%
Lehman Brothers 1-Year G.O. Bond Index+	3.09%	1.88%	2.29%	3.47%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 10.29
10/31/05	$ 10.27
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .32
October Income Dividend	$ .0290
SEC 30-day Yield as of 10/31/06++	3.56%
Current Annualized Distribution Rate as of 10/31/06++	3.32%
Tax Equivalent Distribution Rate as of 10/31/06++	5.11%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2006 shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.55% for Class S shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.31% for Class S shares, had certain expenses not been reduced. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — Short Municipal Debt Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	17	of	58	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short-Term Municipal Bond Fund — Class S [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,335	$10,791	$11,571	$14,734
	Average annual total return	3.35%	2.57%	2.96%	3.95%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,309	$10,575	$11,198	$14,064
	Average annual total return	3.09%	1.88%	2.29%	3.47%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class B, Class C, Class S and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,017.30	$ 1,013.50	$ 1,013.50	$ 1,018.30	$ 1,018.70
Expenses Paid per $1,000*	$ 4.07	$ 7.87	$ 7.87	$ 3.41	$ 2.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,021.17	$ 1,017.39	$ 1,017.39	$ 1,021.83	$ 1,022.43
Expenses Paid per $1,000*	$ 4.08	$ 7.88	$ 7.88	$ 3.41	$ 2.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.80%	1.55%	1.55%	.67%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short-Term Municipal Bond Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the DWS Short-Term Municipal Bond Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 2003.

Over 30 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 2003.

Over 20 years of investment industry experience.

BA, Duke University.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2003.

Over 9 years of investment industry experience.

BA, Taylor University.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers for DWS Short-Term Municipal Bond Fund. Shelly Deitert is a portfolio manager for the fund. In the following interview, the municipal bond management team discusses the fund's strategy and the market environment during the annual period ended October 31, 2006.

Q: Will you describe the performance of the municipal bond market during the annual period ended October 31, 2006?

A: Returns for the municipal bond market, as well as for the overall bond market, were positive over the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose 5.75% for the 12-month period ended October 31, 2006.1 Within the municipal market, shorter-term issues underperformed, as reflected in the 3.09% return for the Lehman Brothers 1-Year General Obligation Bond Index.2 Municipals outperformed the broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, which returned 5.19% for the same period.3

1 The Lehman Brothers Municipal Bond Index is a broad-based, total-return index comprising more than 35,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

2 The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity up to two years, are backed by the full faith and credit of an issuer with taxing power, and were issued after December 31, 1990.

3 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

For much of the period, the US Federal Reserve Board (the Fed) continued to gradually increase short-term interest rates as it attempted to move to a neutral monetary policy. Between November of 2005 and June of 2006, the federal funds rate4 was raised six times by 0.25%, to its current level of 5.25%. As a result, yields on shorter-term issues, which are most directly impacted by Fed rate changes, rose significantly. By contrast, yields on longer term municipal bonds fell significantly. Since a bond's yield moves in the opposite direction of its price, this meant that long-term bonds generally provided the strongest performance.

4 Federal (Fed) funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For most of 2005, the supply of municipal issues coming to market was heavy, driven in large part by refunding activity as borrowers sought to take advantage of low interest rates. Toward the end of 2005, issuance began to drop off, and lower supply levels prevailed over most of the fund's fiscal year. To illustrate, through the first 10 months of 2006 supply nationally was down more than 12 percent as compared to the same period in 2005. Insurance companies continued to maintain substantial exposure to municipal issues, while demand also benefited from other institutional investors pursuing a variety of non-traditional strategies. Flows into mutual funds were generally positive, while retail demand showed signs of strengthening in the period as interest rate levels rose, but softened as rates dropped.

The municipal bond yield curve flattened substantially during the period.5 The two-year bond yield increased 37 basis points from 3.10% to 3.47% while the 30-year yield fell by 52 basis points to 4.07% from 4.59%, resulting in a total flattening of 0.89 percentage points. At the end of the period, the yield curve was slightly inverted between two and five years, meaning that longer term issues were actually providing lower yields. (See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)

5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal Bond Yield Curve (as of 10/31/05 and 10/31/06)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS fund.

The municipal credit environment improved during the year, as highlighted by upgrades to California general obligation and New York City bonds.

Q: How did DWS Short-Term Municipal Bond Fund perform for the annual period ended October 31, 2006?

A: DWS Short-Term Municipal Bond Fund posted positive results in the period, outperforming its benchmark and average Lipper peer. The fund returned 3.20% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance), compared with a return of 3.09% for its benchmark, the unmanaged Lehman Brothers 1-Year General Obligation Bond Index. The fund also outpaced its average peer in the Lipper Short Municipal Debt Funds category, which gained 3.05%.6 (Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

6 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Municipal Debt Funds category. For the one-, five- and 10-year periods this category's average was 3.05% (58 funds), 2.17% (39 funds) and 3.29 (24 funds), respectively, as of 10/31/06. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to performance?

A: While we have maintained a conservative posture with respect to credit quality, we have employed intensive research to identify specific opportunities to pick up yield. In this vein, we participated during the period in new issues whose prices benefited from spread narrowing after issuance. Performance has continued to benefit from holdings of higher yielding single family housing bonds with relatively long final maturities but much shorter average lives that make them suitable for the fund. We have maintained exposure to specific floating rate notes that we believe carry an attractive yield given their short duration and low level of credit risk. Finally, the fund's returns for the period benefited from the utilization of instruments known as interest rate swaps, which we used to allow us to benefit from the outperformance of the municipal market versus taxable bonds. We reduced these positions as the period progressed.

While we focus strongly on the fund's positioning along the yield curve, we seek to maintain a neutral stance with respect to the fund's overall duration and interest rate sensitivity versus its benchmark and peer group.7 Due to the recent flatness of the yield curve, we generally minimized exposure to securities with maturities in the 10-year range or longer. This held back performance to a degree as longer term municipals outperformed over the period. Toward the end of the period we added some exposure to issues in the five-to-10 maturity year range, primarily in an effort to maintain the fund's neutral duration profile.

7 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 1-percentage-point change in market interest rate levels. A duration of five, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a 1-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

We will continue to evaluate the municipal yield curve regularly as we seek to identify the most promising total return opportunities for the fund. Overall, we believe that tax-free bonds are fairly valued on an after-tax basis vs. US Treasuries and other taxable bonds with similar maturities. We will continue to seek a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Cash Equivalents)	10/31/06	10/31/05

Revenue Bonds	61%	55%
General Obligation Bonds	14%	13%
Lease Obligations	14%	12%
ETM/Prerefunded	11%	20%
	100%	100%
Quality	10/31/06	10/31/05

AAA*	48%	64%
AA	21%	12%
A	10%	12%
BBB	6%	2%
Not Rated	15%	10%
	100%	100%

* Includes cash equivalents

Effective Maturity	10/31/06	10/31/05

0-4.99 years	92%	88%
5-9.99 years	8%	11%
10-15 years	—	1%
	100%	100%
Top Five State Allocations	10/31/06	10/31/05

Georgia	6%	5%
Illinois	6%	6%
Florida	6%	3%
Missouri	6%	4%
Pennsylvania	5%	8%

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 97.0%
Alabama 0.5%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, The Club Apartments, Series I, AMT, ETM, 5.65%, 6/1/2008	1,875,000	1,919,475
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	588,805	590,436
		2,509,911
Alaska 1.4%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036 (a)	5,930,000	6,155,636
Palmer, AK, Hospital & Health Care Revenue, Valley Hospital Association, 5.0%, 12/1/2008 (a)	1,410,000	1,427,428
		7,583,064
American Samoa 0.2%
Territory of American Samoa, General Obligation, 6.0%, 9/1/2007 (a)	780,000	793,494
Arizona 4.6%
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (a)	425,000	442,132
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	120,000	121,402
Phoenix, AZ, Multi-Family Housing Revenue, Industrial Development Authority, AMT, 5.625%, 7/1/2013 (a)	125,000	126,505
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (a)	2,215,000	2,286,766
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,616,044
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	565,000	559,757
Tucson, AZ, Multi-Family Housing Revenue, Industrial Development Authority, Series A, 3.58%*, 1/15/2032	17,545,000	17,545,000
		24,697,606
Arkansas 1.6%
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (a)	640,000	647,597
Little Rock, AR, Residential Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	60,000	43,237
Malvern, AR, Sales & Special Tax Revenue, 3.625%, 9/1/2012 (a)	130,000	129,063
Rogers, AR, Sales & Special Tax Revenue, Series A, 4.125%, 9/1/2023 (a)	7,940,000	7,937,697
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	16,242	16,818
		8,774,412
California 4.3%
Abag, CA, Finance Authority for Nonprofit Corp., American Baptist Homes, Series A, 5.5%, 10/1/2007	75,000	75,968
California, State General Obligation:
4.25%, 11/1/2006	250,000	250,000
4.55%, 12/1/2006	200,000	200,120
5.25%, 3/1/2007	575,000	578,306
6.5%, 2/1/2007	500,000	503,640
6.75%, 4/1/2007	500,000	506,600
California, State Revenue Lease, Public Works Board, Department of Corrections, Series A, 5.25%, 1/1/2007 (a)	3,000,000	3,008,610
California, Water Resource Development, Series Q, 5.1%, 3/1/2008	170,000	170,197
California Statewide, Communities Development Authority Revenue, Kaiser Permanente, Series G, 2.3%*, 4/1/2034	4,000,000	3,965,440
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, AMT, 4.7%, 10/15/2012	975,000	1,008,794
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	250,000	249,540
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013, The Provident Bank (b)	605,000	601,007
Contra Costa County, CA, Multi-Family Housing Revenue, Pleasant Hill Bart Transit, Series A, AMT, 3.95%, 4/15/2046	5,000,000	5,000,600
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	20,000	20,584
Los Angeles, CA, Public Facilities Corp., ETM, 5.4%, 8/1/2007	30,000	30,318
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	235,000	233,804
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	965,000	1,004,874
San Diego, CA, Sales & Special Tax Revenue, Regional Transmission Community Sales, Series A, ETM, 6.0%, 4/1/2008	1,280,000	1,304,371
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,601,720
Taft, CA, Core City General Obligation Lease, Public Funding Authority, Series A, 5.95%, 1/1/2011	1,750,000	1,772,662
		23,087,155
Colorado 2.8%
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project, AMT:
144A, 5.6%, 12/1/2012, US Bank NA (b)	245,000	247,688
144A, 5.8%, 12/1/2017, US Bank NA (b)	355,000	358,820
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	365,226
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	10,000	10,150
Central Platte Valley, CO, Core City, General Obligation, Metropolitan District, Series A, 5.0%, 12/1/2031, US Bank NA (b)	1,750,000	1,796,917
Colorado, Housing & Finance Authority, Multi-Family Housing Program, Series C, AMT, 3.95%, 10/1/2008	765,000	767,479
Colorado, Housing & Finance Authority, Single Family Housing Revenue, Series B, 4.875%, 4/1/2007	5,000	5,011
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	85,000	87,056
Colorado, Single Family Housing Revenue, Housing & Finance Authority:
AMT, 5.0%, 5/1/2032 (a)	1,820,000	1,835,470
Series A-2, AMT, 7.25%, 5/1/2027	135,000	136,976
Colorado, Sports, Expo & Entertainment Revenue:
Series A, 5.625%, 12/15/2016 (a)	500,000	529,605
Series B, 5.625%, 12/15/2016 (a)	1,250,000	1,324,013
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Series C, 4.9%, 9/1/2010 (a)	4,500,000	4,586,580
Denver, CO, City and County, Single Family Mortgage Revenue, AMT, Zero Coupon, 8/1/2029	4,835,000	1,270,686
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	600,000	604,056
Pueblo County, CO, Certificates of Participation, 6.25%, 12/1/2010	910,000	952,725
		14,878,458
Connecticut 2.7%
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe, Series A, Prerefunded, 144A, 6.4%, 9/1/2011	9,085,000	9,388,621
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, AMT, 4.75%, 12/1/2028	5,125,000	5,199,312
		14,587,933
District of Columbia 0.7%
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Rockburne Estates, AMT, 5.2%, 2/20/2009	145,000	146,522
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	715,000	736,200
District of Columbia, Sales & Special Tax Revenue, Convention Center Authority, 5.25%, 10/1/2014 (a)	2,500,000	2,591,925
		3,474,647
Florida 5.9%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	157,000	163,366
Broward County, FL, Apartment Systems Revenue, AMT, Series E, 5.25%, 10/1/2012 (a)	6,000,000	6,217,920
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	140,000	143,869
Florida, Hurricane Catastrophe Fund, Finance Corp. Revenue, Series A, 5.0%, 7/1/2008	10,000,000	10,236,200
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014 (a)	2,135,000	2,297,815
Miami-Dade County, FL, School Board, Certificates of Participation, Series C, 4.0%, 10/1/2008 (a)	2,625,000	2,643,979
Pinellas County, FL, Single Family Housing Revenue, Housing Authority, 4.6%, 12/1/2010 (a)	7,580,000	7,814,677
Tampa, FL, Allegany Health System Revenue, St. Mary's, ETM, 5.75%, 12/1/2007 (a)	1,885,000	1,899,345
		31,417,171
Georgia 6.4%
Atlanta & Fulton County, GA, Recreation Authority Revenue, Downtown Arena Public Improvement, Series A, 5.375%, 12/1/2021 (a)	6,000,000	6,182,580
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	170,000	176,780
Barrow County, GA, School District, 4.25%, 2/1/2008	1,630,000	1,644,784
Canton, GA, Multi-Family Housing Authority, Canterbury Ridge Apartments Project, AMT, 4.9%, 3/1/2008	130,000	131,650
Chatham County, GA, Hospital & Healthcare Revenue, 5.25%, 1/1/2016 (a)	250,000	255,557
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,815,000	2,835,662
De Kalb County, GA, Housing Authority, Multi-Family Revenue, Park Briarcliff Apartments, Series A, 4.55%, 12/1/2028	250,000	252,102
Decatur, GA, Industrial Development Revenue, Downtown Development Authority, 5.15%, 11/1/2008	1,490,000	1,501,652
Douglas County, GA, Housing Authority, Multi-Family Housing Revenue, Millwood Park Apartments, AMT, 5.1%, 1/1/2009	160,000	161,274
Georgia, Municipal Electric Authority, Power Revenue, Series V, 6.4%, 1/1/2007	1,605,000	1,612,222
Roswell, GA, Housing Authority, Multi-Family Revenue, Housing Chambrel Roswell, 3.58%*, 11/15/2032	19,080,000	19,080,000
		33,834,263
Hawaii 0.2%
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	1,120,000	1,131,894
Idaho 0.8%
Bingham County, ID, Industrial Development Revenue, Industrial Development Corporation Idaho Supreme Potatoes, Inc., AMT:
144A, 5.2%, 11/1/2006, Wells Fargo Bank NA (b)	290,000	290,000
144A, 5.3%, 11/1/2007, Wells Fargo Bank NA (b)	305,000	305,299
144A, 5.4%, 11/1/2008, Wells Fargo Bank NA (b)	325,000	325,341
144A, 5.5%, 11/1/2009, Wells Fargo Bank NA (b)	355,000	355,383
144A, 5.6%, 11/1/2010, Wells Fargo Bank NA (b)	80,000	80,090
144A, 5.7%, 11/1/2011, Wells Fargo Bank NA (b)	85,000	85,098
144A, 5.8%, 11/1/2012, Wells Fargo Bank NA (b)	90,000	90,105
Idaho, Housing Agency, Single Family Mortgage, AMT:
Series G-2, 5.75%, 1/1/2014	45,000	45,672
Series E, 5.95%, 7/1/2020	115,000	117,103
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT:
5.1%, 7/1/2023	275,000	279,560
5.15%, 7/1/2023	830,000	851,871
5.4%, 7/1/2021	180,000	186,685
5.95%, 7/1/2019	690,000	709,520
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT, Sub Series H-2:
5.1%, 7/1/2020	160,000	161,538
5.85%, 1/1/2014	190,000	193,279
		4,076,544
Illinois 6.3%
Chicago, IL, Housing Authority Capital, Program Revenue, 5.0%, 7/1/2008 (a)	2,000,000	2,044,640
Chicago, IL, Single Family Mortgage Revenue, AMT, 6.3%, 9/1/2029	330,000	344,725
Chicago, IL, Transportation/Tolls Revenue, Skyway Toll Bridge, 5.375%, 1/1/2016 (a)	3,320,000	3,395,829
Elgin, IL, Core City General Obligation, 6.0%, 1/1/2013	1,000,000	1,072,870
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,370,000	1,468,667
Huntley, IL, Sales & Special Tax Revenue:
Series A, 6.45%, 3/1/2028	6,041,000	6,274,364
7.75%, 3/1/2028	5,489,000	5,791,993
7.75%, 3/1/2029	4,630,000	5,001,465
Illinois, Development Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke, Series B, 3.05%, 2/1/2033 (a)	600,000	594,786
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	1,000,000	1,037,030
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	1,270,000	1,275,486
Illinois, State Sales Tax Revenue, 5.0%, 6/15/2007	3,075,000	3,102,367
McCook, IL, Hospital & Healthcare Revenue, British Home Project, 4.25%*, 12/1/2014, LaSalle Bank NA (b)	770,000	770,069
Normal, IL, Multi-Family Housing Revenue, AMT, 3.75%, 12/1/2013	1,520,000	1,486,074
		33,660,365
Indiana 1.3%
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,962,933
Indianapolis, IN, Local Public Improvement, ETM, 7.9%, 2/1/2007	165,000	165,579
Jasper, IN, Hospital & Healthcare Revenue, Hospital Authority Facility, 3.4%, 11/1/2007 (a)	390,000	389,119
Lawrence, IN, Multi-Family Housing Revenue, Pinnacle Apartments Project, AMT, 5.15%, 6/1/2024	2,965,000	3,008,912
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	335,000	357,274
Wells County, IN, Hospital Authority Revenue, ETM, 7.25%, 4/1/2009	180,000	182,066
		7,065,883
Kansas 1.6%
Lenexa, KS, Multi-Family Housing Revenue, Series A, 3.58%*, 2/1/2023	7,790,000	7,790,000
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	785,000	792,528
		8,582,528
Kentucky 0.6%
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	3,165,000	3,274,414
Kentucky, Multi-Family Housing Revenue, Section Eight Assisted Programs, 5.4%, 1/1/2009 (a)	5,000	5,005
Louisville, KY, Multi-Family Housing Revenue, 5.15%, 7/1/2009	40,000	40,486
		3,319,905
Louisiana 0.1%
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	135,000	143,366
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (a)	580,000	598,311
		741,677
Maine 0.2%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	1,005,000	1,018,507
Maryland 0.7%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	2,450,000	2,584,088
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	385,000	378,698
Series A, AMT, 5.6%, 12/1/2034	120,000	120,310
Series A, AMT, 7.0%, 8/1/2033	295,000	297,460
Series A, AMT, 7.4%, 8/1/2032	135,000	137,186
		3,517,742
Massachusetts 0.9%
Lynn, MA, Water & Sewer Commission Generated Revenue, Series A, Prerefunded, 5.125%, 12/1/2017 (a)	3,000,000	3,079,710
Massachusetts, Airport Revenue, Port Authority, Series B, AMT, 5.25%, 7/1/2014 (a)	1,385,000	1,410,054
Massachusetts, Development Finance Agency, Curry College, Series A, 4.6%, 3/1/2009 (a)	65,000	65,461
		4,555,225
Michigan 1.2%
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	185,000	199,288
Michigan, Higher Education Revenue, Higher Education Student Loan Authority, Series XVII-I, AMT, 2.95%, 3/1/2008 (a)	1,000,000	990,430
Michigan, State Housing Development Authority, Multi-Family Revenue, Courtyards of Taylor, Series A, 3.58%*, 8/15/2032	4,155,000	4,155,000
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, Bank One NA (b)	1,200,000	1,201,212
		6,545,930
Minnesota 3.2%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	830,000	812,969
Hennepin County, MN, General Obligation, Series A, 5.0%, 12/1/2008	2,375,000	2,448,554
Minnesota, Higher Education Facilities Authority Revenue, Carleton College, 5.625%, 3/1/2007	125,000	125,790
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	1,475,000	1,485,310
Minnesota, State General Obligation:
5.0%, 8/1/2007	10,000,000	10,112,100
5.0%, 11/1/2007	2,045,000	2,075,593
		17,060,316
Mississippi 0.3%
Corinth & Alcorn County, MS, Hospital Revenue, Magnolia Regional Health Center, Series A, 5.0%, 10/1/2008	760,000	762,234
Mississippi, Business Finance Corp., Wesley Manor Retirement Community, 6.4%, 11/20/2007 (c)	5,000	5,018
Mississippi, Single Family Housing Revenue, AMT, 6.3%, 6/1/2031	785,000	831,598
		1,598,850
Missouri 5.9%
Brentwood, MO, Tax Increment Revenue, 4.7%, 4/1/2019 (a)	290,000	293,909
Des Peres, MO, Sales & Special Tax Revenue, Tax Increment, Series B, 4.4%, 4/15/2014	895,000	895,546
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	850,000	906,602
Kansas City, MO, Core City General Obligation, Streetlight Project, Series A, 5.75%, 2/1/2012	100,000	107,455
Kansas City, MO, Industrial Development Authority, Multi-Family Housing Revenue, 3.58%*, 11/1/2030	15,900,000	15,900,000
Missouri, Bi State Development Agency, Illinois Metropolitan District Revenue, Metrolink, Series A, 3.95%*, 10/1/2035, JPMorgan Chase Bank (b)	2,000,000	2,013,920
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010, Bank of America NA (b)	685,000	698,823
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Series B, 4.6%, 3/1/2007 (a) (c)	35,000	34,882
Missouri, Housing Development Community, Single Family Mortgage, Series C, 6.55%, 9/1/2028	125,000	127,706
Missouri, Housing Development Community, Single Family Mortgage, AMT, 7.45%, 9/1/2031	185,000	188,199
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	15,022
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage:
Series C, AMT, 7.25%, 9/1/2026	135,000	137,109
Series A-2, AMT, 7.3%, 3/1/2028	150,000	152,447
Missouri, State Highways & Transit Commission, State Road Revenue, Series A, 5.0%, 2/1/2014	5,000,000	5,332,100
Missouri, State Housing Development, Commission Single Family Mortgage Revenue, Homeownership Loan Program, Series C, AMT, 5.6%, 9/1/2035	2,750,000	2,918,355
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (b)	1,480,000	1,496,635
		31,218,710
Montana 0.4%
Great Falls, MT, Multi-Family Housing Revenue, Autumn Run Apartments Projects, AMT, 4.9%, 1/1/2038, US Bank NA (b)	1,975,000	1,998,048
Nebraska 0.9%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT:
4.75%, 3/15/2009, US Bank NA (b)	625,000	632,094
5.25%, 3/15/2014, US Bank NA (b)	1,610,000	1,638,062
Fillmore County, NE, Industrial Development Revenue, Omalley Grain, Inc. Project, AMT:
4.5%, 12/1/2006, US Bank NA (b)	175,000	175,040
4.6%, 12/1/2007, US Bank NA (b)	185,000	185,052
4.7%, 12/1/2008, US Bank NA (b)	190,000	190,066
5.0%, 12/1/2010, US Bank NA (b)	45,000	45,026
5.0%, 12/1/2011, US Bank NA (b)	180,000	180,090
5.1%, 12/1/2012, US Bank NA (b)	135,000	135,074
5.2%, 12/1/2013, US Bank NA (b)	195,000	195,113
Nebhelp, Inc., NE, Student Loan Program, AMT, 5.875%, 6/1/2014 (a)	1,220,000	1,223,404
		4,599,021
Nevada 0.4%
Nevada, Housing Division, Multi Unit Housing Revenue:
Series C-2, AMT, 5.2%, 4/1/2030	245,000	246,323
Series B-1, 5.25%, 10/1/2017	425,000	427,325
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	50,000	50,943
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	250,000	251,377
Washoe, NV, Housing Finance Corp., Multi-Family Revenue, Golden Apartments II, 6.875%, 7/1/2021 (a)	40,000	40,225
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (a)	1,055,000	1,061,119
		2,077,312
New Hampshire 0.0%
New Hampshire, Housing Finance Authority, AMT, 6.125%, 1/1/2018, Landesbank Hessen-Thuringen (b)	35,000	35,674
New Jersey 3.4%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT:
4.75%, 11/1/2006	110,000	110,000
4.8%, 11/1/2007	115,000	116,351
5.0%, 11/1/2008	125,000	127,898
5.0%, 11/1/2010	215,000	219,777
Keansburg, NJ, Elderly Housing Mortgage Revenue, HUD Section 8, 5.625%, 3/1/2011	240,000	240,286
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	1,026,659	1,027,665
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.0%, 6/15/2007	6,580,000	6,628,034
5.0%, 6/15/2008	2,150,000	2,186,894
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series F, 5.0%, 6/15/2007	1,765,000	1,780,408
Series F, 5.0%, 6/15/2009	2,000,000	2,071,160
Series I, 5.0%, 9/1/2009	1,500,000	1,556,910
New Jersey, State General Obligation, Educational Facilities Authority Revenue, Series B, 5.0%, 7/1/2008 (a)	450,000	455,332
New Jersey, State Transportation Trust Fund Authority, Transportation Systems, Series B, 5.25%, 6/15/2012	1,700,000	1,751,408
		18,272,123
New Mexico 0.2%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, AMT, 144A, 6.5%, 1/1/2018	258,000	260,340
New Mexico, Student Loans Revenue, Series IV-B, AMT, 7.45%, 3/1/2010	635,000	640,036
		900,376
New York 4.5%
Hempstead, NY, Higher Education Revenue, 4.2%, 2/1/2008	240,000	241,222
New York, Port Authority Revenue, Series 6, AMT, 6.0%, 12/1/2006 (a)	740,000	741,428
New York, State General Obligation, Series C, 5.375%, 10/1/2011 (a)	1,000,000	1,006,440
New York, Tobacco Settlement Financing Corp., Series C-1, 5.25%, 6/1/2013	14,595,000	14,951,994
New York, NY, General Obligation, Series G, 5.0%, 12/1/2015	3,060,000	3,299,720
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	635,035
New York, NY, Hospital & Healthcare Revenue, Dormitory Authority, 5.25%, 7/1/2012 (a)	3,000,000	3,105,030
		23,980,869
North Carolina 0.7%
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	3,660,000	3,863,057
North Dakota 0.0%
Minot, ND, Health Care Facilities, ETM, 6.5%, 9/1/2007	35,000	35,685
Ohio 0.4%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, 4.75%, 9/20/2011	200,000	206,284
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, AMT, 5.65%, 4/20/2013	255,000	269,250
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010, Federal Home Loan Bank (b)	915,000	926,474
Lima, OH, Hospital & Healthcare Revenue, ETM, 7.5%, 11/1/2006	85,000	85,000
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	47,130
Ohio, Higher Education Revenue, Higher Educational Facilities, 2.3%, 11/15/2006	250,000	249,825
Ohio, Housing Finance Agency, Single Family Mortgage Revenue, Series A, 5.75%, 4/1/2016 (a)	150,000	150,194
Ohio, Water & Sewer Revenue, ETM, 7.25%, 12/1/2008 (a)	285,000	294,861
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	10,000	10,163
		2,239,181
Oklahoma 0.1%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	35,000	31,201
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, 5.2%, 12/1/2013	530,000	551,963
Tulsa, OK, Industrial Revenue Authority, Hillcrest Medical Center, ETM, 6.5%, 4/1/2007	110,000	111,331
		694,495
Oregon 0.5%
Portland, OR, Multi-Family Housing Authority Revenue, AMT:
6.125%, 5/1/2017, US National Bank of Oregon (b)	1,545,000	1,560,975
6.3%, 5/1/2029, US National Bank of Oregon (b)	1,000,000	1,007,270
		2,568,245
Pennsylvania 4.9%
Allegheny County, PA, Residential Finance Mortgage Revenue Authority, Single Family Mortgage, Series DD-2, AMT, 4.8%, 11/1/2007	95,000	95,812
Allentown, PA, Hospital Authority, ETM, 8.0%, 3/1/2009	80,000	84,248
Beaver County, PA, Industrial Development & Pollution Control Revenue Authority, 6.0%, 5/1/2007	65,000	65,098
Chester County, PA, Hospital Authority, ETM, 7.5%, 7/1/2009	10,000	10,527
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	1,150,000	1,191,101
Delaware County, PA, College Revenue Authority, Series A, 5.15%, 10/1/2013 (a)	300,000	307,185
Delaware County, PA, College Revenue Authority, Eastern College, Series B:
4.85%, 10/1/2007	205,000	205,941
4.95%, 10/1/2008	345,000	348,781
Delaware County, PA, Hospital & Healthcare Revenue, Dunwoody Village, Series B, 4.0%, 4/1/2034	250,000	248,693
Delaware County, PA, Water & Sewer Revenue, Industrial Development Authority, Series B, AMT, 3.75%, 6/1/2010 (a)	750,000	744,892
Fayette County, PA, Hospital Authority, Uniontown Hospital:
5.55%, 6/15/2008 (a)	1,070,000	1,093,016
5.65%, 6/15/2009 (a)	1,135,000	1,159,448
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,770,000	1,785,664
Pennsylvania, Economic Development Financing Revenue Authority, Dr. Gertrude A. Barber Center Inc., 6.15%, 12/1/2020 (a)	1,000,000	1,001,880
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (a)	1,800,000	1,824,174
Pennsylvania, Higher Educational Facilities Authority, Health Sciences Revenue, 5.0%, 11/15/2006 (a)	490,000	490,245
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	55,000	55,168
Pennsylvania, Housing Finance Agency, Single Family Mortgage:
Series 65A, AMT, 4.8%, 10/1/2022	30,000	30,108
Series 90A, AMT, 5.0%, 10/1/2035	2,460,000	2,550,676
Pennsylvania, State General Obligation, Intergovernmental Cooperative Authority, 3.58%*, 6/15/2022 (a)	6,990,000	6,990,000
Pennsylvania, State Higher Education Facilities Authority Revenue, Independent Colleges & University, Series H8, 5.0%, 5/1/2011, Allied Irish Bank PLC (b)	1,415,000	1,416,302
Pennsylvania, TJHU System Project, 6.0%, 1/11/2011 (c)	965,106	952,212
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	285,000	285,225
Series C, 4.7%, 7/1/2013	275,000	275,217
Series E, 4.7%, 7/1/2013	325,000	325,257
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	1,135,000	1,110,223
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A:
144A, 5.75%, 12/1/2006, PNC Bank (b)	65,000	65,076
144A, 6.0%, 12/1/2011, PNC Bank (b)	550,000	553,547
Wayne Pike, PA, Joint School Authority, ETM, 6.0%, 12/1/2007 (a)	330,000	331,634
Wilkes-Barre, PA, General Municipal Authority, Misericordia College, Series B, 7.75%, 12/1/2012	35,000	35,116
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	445,000	445,490
		26,077,956
Puerto Rico 2.8%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2008	10,000,000	10,236,900
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.0%, 7/1/2011	930,000	975,849
Puerto Rico, Municipal Finance Agency, Series A, 5.0%, 8/1/2009	3,500,000	3,607,100
		14,819,849
South Carolina 0.1%
South Carolina, Economic Development Authority Revenue, Caterpillar, Inc. Project, AMT, 5.05%, 6/1/2008	500,000	503,900
South Dakota 0.2%
South Dakota, Health & Educational Facilities Authority, Rapid City Regional Hospital Project, ETM, 7.75%, 9/1/2007	40,000	41,198
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	1,120,000	1,153,253
		1,194,451
Tennessee 3.6%
Bristol, TN, Health & Educational Revenue, ETM, 6.9%, 1/1/2007	60,000	60,326
Nashville & Davidson County, TN, General Obligation, Metropolitan Government, Series A, 5.125%, 11/15/2007	4,560,000	4,608,290
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	190,000	185,402
Sumner County, TN, School Capital Outlay Notes, 4.0%, 6/1/2009	5,600,000	5,648,720
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.0%, 9/1/2009	5,000,000	5,172,800
Tennessee, Housing Development Agency, Homeownership Program, AMT, Series 2006-3, 5.75%, 7/1/2037	3,000,000	3,244,440
		18,919,978
Texas 3.5%
Austin, TX, General Obligation, 5.0%, 9/1/2010	6,000,000	6,105,780
Bexar County, TX, Single Family Housing Revenue, Single Family Mortgage, Series C, 5.5%, 3/1/2019 (c)	668,000	667,405
El Paso, TX, Certificates of Obligation, 5.75%, 8/15/2025 (a)	2,000,000	2,034,440
Harris County, TX, Hospital & Healthcare Revenue, 7.4%, 2/15/2010 (a)	1,980,000	2,106,403
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Series A, 6.0%, 6/1/2009 (a)	210,000	221,672
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	885,000	862,565
Tarrant County, TX, Public Housing Revenue, Housing Financial Corp., Series A, AMT, 3.85%, 1/20/2013	885,000	873,681
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	135,000	140,277
Texas, Sabine River Authority, Series A, 6.875%, 9/1/2008	500,000	504,535
Texas, State Department Housing & Community Affairs, Volente Project, AMT, 5.0%, 7/1/2008	270,000	271,696
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2007	5,000,000	5,038,700
		18,827,154
Utah 1.2%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	250,000	260,535
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.05%, 7/1/2012	40,000	40,376
Series A-2, Class III, AMT, 5.2%, 7/1/2011	60,000	60,630
Series B-2, Class III, AMT, 5.25%, 7/1/2011	65,000	65,716
Series A-2, Class II, AMT, 5.4%, 7/1/2016	90,000	91,130
Series C, Class III, AMT, 6.25%, 7/1/2014	245,000	250,223
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	1,185,000	1,219,946
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	2,360,000	2,359,622
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	1,940,000	1,937,750
		6,285,928
Vermont 0.4%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	1,850,000	1,900,561
Virginia 3.2%
Franklin, VA, Core City General Obligation, 4.875%, 10/1/2008 (c)	235,000	231,736
Newport News, VA, School District Revenue Lease, School Board:
2.5%, 11/1/2006	790,000	790,000
3.0%, 11/1/2007	835,000	827,393
3.2%, 11/1/2008	885,000	871,991
3.2%, 11/1/2009	940,000	918,267
3.3%, 11/1/2010	995,000	967,478
3.5%, 11/1/2011	1,055,000	1,028,878
3.65%, 11/1/2012	1,125,000	1,098,079
3.75%, 11/1/2013	1,195,000	1,163,954
4.0%, 11/1/2014	1,270,000	1,251,877
4.1%, 11/1/2015	1,930,000	1,905,971
Pulaski, VA, Hospital & Healthcare Revenue, ETM, 6.375%, 10/1/2007	30,000	30,557
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College & Equipment Programs, 4.25%, 2/1/2008	5,530,000	5,580,876
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,130
		16,943,187
Washington 1.6%
King County, WA, Public Housing Revenue, Series A, 5.05%, 7/1/2013 (a)	3,400,000	3,437,502
Northwest Washington, Electric Energy Revenue, Columbia, Series A, 5.25%, 7/1/2008	5,090,000	5,228,143
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010, US Bank NA (b)	60,000	60,651
		8,726,296
West Virginia 2.1%
West Virginia, School Building Authority Revenue, Capital Improvements, 5.6%, 7/1/2015 (a)	10,915,000	11,266,463
Wisconsin 2.0%
Milwaukee, WI, Sewer District, Series A, 5.5%, 10/1/2010	4,615,000	4,691,978
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	3,760,000	3,868,965
Wisconsin, State Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care, Inc., 5.25%, 8/15/2017 (a)	2,125,000	2,188,091
		10,749,034
Multi-State 5.5%
Puttable Floating Option, Tax-Exempt Receipts, Series EC-001, 144A, 3.76%*, 10/1/2035	15,875,000	15,875,000
Puttable Floating Option, Tax-Exempt Receipts, Series EC-003, 3.76%*, 2/15/2036	13,490,000	13,490,000
		29,365,000
Total Municipal Bonds and Notes (Cost $515,851,931)		516,576,033

Open Ended Investment Company 0.9%
BlackRock Liquidity Funds MuniCash Portfolio, 3.389%** (Cost $4,938,825)	4,938,825	4,938,825
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $520,790,756)+	97.9	521,514,858
Other Assets and Liabilities, Net	3.1	11,032,243
Net Assets	100.0	532,547,101

The accompanying notes are an integral part of the financial statements.

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2006.

** Current yield; not a coupon rate.

+ The cost for federal income tax purposes was $520,804,784. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $710,074. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,221,051 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,510,977.

(a) Bond is insured by one of these companies:

Insurance Companies	As a % of Total Investment Portfolio
American Capital Access	1.2
American Municipal Bond Assurance Corp.	7.2
Financial Guaranty Insurance Company	2.0
Financial Security Assurance, Inc.	3.9
MBIA Corp.	8.6
Radian Asset Assurance, Inc.	1.7
XL Capital Assurance	0.1

(b) Security incorporates a letter of credit from a major bank.

(c) Taxable issue.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At October 31, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
8/25/2006 2/22/2017	16,400,000+	Fixed — 3.907%	Floating — BMA	(327,620)
Counterparties: + Merrill Lynch, Pierce, Fenner & Smith, Inc. BMA: Represents the Bond Market Association

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments in securities, at value (cost $520,790,756)	521,514,858
Cash	180
Receivable for investments sold	12,233,464
Receivable for Fund shares sold	489,351
Interest receivable	6,446,702
Other assets	64,006
Total assets	540,748,561
Liabilities
Payable for investments purchased	6,244,780
Payable for Fund shares redeemed	986,046
Unrealized depreciation on swap contracts	327,620
Distributions payable	281,827
Accrued investment advisory fee	190,376
Other accrued expenses and payables	170,811
Total liabilities	8,201,460
Net assets, at value	$ 532,547,101
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(237,040)
Net unrealized appreciation (depreciation) on: Investments	724,102
Interest rate swaps	(327,620)
Accumulated net realized gain (loss)	(5,127,989)
Paid-in capital	537,515,648
Net assets, at value	$ 532,547,101

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($81,520,222 ÷ 7,916,206 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.30
Maximum offering price per share (100 ÷ 98.00 of $10.30)	$ 10.51

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,257,846 ÷ 413,531 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 10.30

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($36,851,555 ÷ 3,579,946 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 10.29
Class S Net Asset Value, offering and redemption price(a) per share ($302,575,542 ÷ 29,416,682 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.29

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($107,341,936 ÷ 10,423,532 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 10.30

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Interest	$ 22,478,942
Expenses: Investment advisory fee	2,377,404
Administration fee	190,418
Administrator service fee	488,170
Distribution service fees	1,020,775
Auditing	45,600
Legal	91,379
Trustees' fees and expenses	29,203
Reports to shareholders and shareholder meeting	97,241
Services to shareholders	53,813
Registration fees	87,513
Custodian fees	23,107
Other	120,857
Total expenses before expense reductions	4,625,480
Expense reductions	(247,278)
Total expenses after expense reductions	4,378,202
Net investment income	18,100,740
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,962,046)
Interest rate swaps	3,480,225
1,518,179
Net unrealized appreciation (depreciation) during the period on: Investments	2,464,291
Interest rate swaps	(2,994,804)
(530,513)
Net gain (loss) on investment transactions	987,666
Net increase (decrease) in net assets resulting from operations	$ 19,088,406

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 18,100,740	$ 18,157,573
Net realized gain (loss) on investment transactions	1,518,179	(705,478)
Net unrealized appreciation (depreciation) during the period on investment transactions	(530,513)	(3,275,214)
Net increase (decrease) in net assets resulting from operations	19,088,406	14,176,881
Distributions to shareholders from: Net investment income: Class A	(3,092,434)	(3,371,555)
Class B	(102,591)	(103,661)
Class C	(959,094)	(1,005,696)
Investment Class	(9,336,226)	(7,142,454)
Class S	(285,762)	(15,666)
Institutional Class	(4,270,291)	(6,572,686)
Fund share transactions: Proceeds from shares sold	241,198,305	239,375,436
Reinvestment of distributions	10,539,112	9,625,417
Cost of shares redeemed	(400,294,458)	(405,196,775)
Redemption fees	13,654	9,953
Net increase (decrease) in net assets from Fund share transactions	(148,543,387)	(156,185,969)
Increase (decrease) in net assets	(147,501,379)	(160,220,806)
Net assets at beginning of period	680,048,480	840,269,286
Net assets at end of period (including accumulated distributions in excess of net investment income of $237,040 and $291,382, respectively)	$ 532,547,101	$ 680,048,480

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 10.33	$ 10.36	$ 10.40
Income from investment operations: Net investment income	.31[b]	.25[b]	.25[b]	.18
Net realized and unrealized gain (loss) on investment transactions	.01	(.05)	(.03)	(.04)
Total from investment operations	.32	.20	.22	.14
Less distributions from: Net investment income	(.30)	(.25)	(.25)	(.18)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 10.30	$ 10.28	$ 10.33	$ 10.36
Total Return (%)[c]	3.20[d]	1.97[d]	2.20[d]	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	131	159	126
Ratio of expenses before expense reductions (%)	.86	.83	.81	.80*
Ratio of expenses after expense reductions (%)	.81	.80	.80	.80*
Ratio of net investment income (%)	2.97	2.42	2.43	2.34*
Portfolio turnover rate (%)	46	35	38	34

[a] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.23[b]	.17[b]	.17[b]	.12
Net realized and unrealized gain (loss) on investment transactions	.01	(.04)	(.01)	(.05)
Total from investment operations	.24	.13	.16	.07
Less distributions from: Net investment income	(.22)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 10.30	$ 10.28	$ 10.33	$ 10.35
Total Return (%)[c]	2.41[d]	1.23[d]	1.46	.81**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	7	6
Ratio of expenses before expense reductions (%)	1.59	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.56	1.55	1.55	1.54*
Ratio of net investment income (loss) (%)	2.22	1.67	1.68	1.61*
Portfolio turnover rate (%)	46	35	38	34

[a] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.23[b]	.17[b]	.17[b]	.12
Net realized and unrealized gain (loss) on investment transactions	.01	(.05)	(.01)	(.05)
Total from investment operations	.24	.12	.16	.07
Less distributions from: Net investment income	(.22)	(.18)	(.18)	(.12)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 10.29	$ 10.27	$ 10.33	$ 10.35
Total Return (%)[c]	2.40[d]	1.13	1.55	.71**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	51	71	66
Ratio of expenses before expense reductions (%)	1.61	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.56	1.55	1.55	1.54*
Ratio of net investment income (%)	2.22	1.67	1.68	1.61*
Portfolio turnover rate (%)	46	35	38	34

[a] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 10.30
Income from investment operations: Net investment income[b]	.33	.19
Net realized and unrealized gain (loss) on investment transactions	.01	(.04)
Total from investment operations	.34	.15
Less distributions from: Net investment income	(.32)	(.18)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.29	$ 10.27
Total Return (%)[c]	3.35	1.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	303	2
Ratio of expenses before expense reductions (%)	.73	.84*
Ratio of expenses after expense reductions (%)	.67	.71*
Ratio of net investment income (%)	3.11	2.72*
Portfolio turnover rate (%)	46	35

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 10.33	$ 10.35	$ 10.34	$ 10.33
Income from investment operations: Net investment income	.33[a]	.27[a]	.28[a]	.31	.41
Net realized and unrealized gain (loss) on investment transactions	.02	(.04)	(.01)	.01	.01
Total from investment operations	.35	.23	.27	.32	.42
Less distributions from: Net investment income	(.33)	(.28)	(.29)	(.31)	(.41)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 10.30	$ 10.28	$ 10.33	$ 10.35	$ 10.34
Total Return (%)[b]	3.47	2.22	2.52	3.14	4.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	204	336	542	317
Ratio of expenses before expense reductions (%)	.60	.58	.56	.56	.60
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	3.23	2.67	2.68	2.92	3.88
Portfolio turnover rate (%)	46	35	38	34	34
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (formerly Scudder Short-Term Municipal Bond Fund) (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. On July 10, 2006, DWS Short-Term Municipal Bond Fund became a series of DWS Advisor Funds. Prior to July 10, 2006, DWS Short-Term Municipal Bond Fund was a series of DWS Investment Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Investment Class shares were offered to a limited group of investors, and were not subject to initial or contingent deferred sales charges. Investment Class shares converted into Class S shares on October 20, 2006. Class S shares are not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the mean of the most recent bid and asked quotations or evaluated price obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $5,114,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($479,000), October 31, 2011 ($2,026,000), October 31, 2012 ($1,898,000) and October 31, 2013 ($711,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2006, the Fund utilized approximately $1,515,000 of its prior year capital loss carryforward.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed tax-exempt income	$ 54,976
Capital loss carryforwards	$ (5,114,000)
Net unrealized appreciation (depreciation) on investments	$ 710,074

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Tax-exempt income	$ 18,046,398	$ 18,042,780
Ordinary income*	$ —	$ 168,938

* For tax purposes short-term capital gains distributions are considered ordinary taxable income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $263,013,832 and $396,114,433, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned affiliate of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Amended and Restated Investment Advisory Agreement (the "Investment Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Prior to July 1, 2006, the investment advisory fee payable under the Investment Advisory Agreement was equal to an annual rate of 0.40% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2005 through June 30, 2006, the Advisor and Administrator had contractually agreed to waive their fees or reimburse expenses of the Fund to the extent necessary to maintain the annual expenses of the classes of the Fund as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class S	.71%
Institutional Class	.55%

Effective July 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive its fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of the classes of the Fund as follows:

Class A	.80%
Class B	1.60%
Class C	1.55%
Class S	.60%
Institutional Class	.55%

Effective October 1, 2006 through September 30, 2007, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of the classes of the Fund as follows:

Class B	1.60%
Class S	.60%

Accordingly, for the year ended October 31, 2006, the Advisor waived $56,774 of management fee and the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.39% of the Fund's Average daily net assets, computed and accrued daily and payable monthly.

Administrator Service Fee. Prior to July 1, 2006, DeAM, Inc. was the Fund's Administrator. For its services as Administrator, DeAM, Inc. received a fee (the "Administrator Service Fee") of 0.12% of the average daily net assets for Class A, B, C, Investment Class and Institutional Class shares and 0.37% of the average daily net assets of Class S shares, computed and accrued daily and payable monthly. For the period from November 1, 2005 through June 30, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived
Class A	$ 88,965	$ 34,698
Class B	3,902	1,278
Class C	37,174	13,295
Investment Class	237,708	—
Class S	3,645	1,347
Institutional Class	116,776	44,297
	$ 488,170	$ 94,915

Administration Fee. Effective July 1, 2006, the Administrative Services Agreement with DeAM, Inc. was terminated and the Fund entered into an Administrative Services Agreement with the Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets or $50,000 minimum per year, whichever is greater, computed and accrued daily and payable monthly. For the period from July 1, 2006 through October 31, 2006, DeIM received an Administration Fee of $190,418, of which $45,602 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, serves as the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, Investment (through October 20, 2006), S and Institutional Class shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholders servicing fee it receives from the Fund. Prior to July 1, 2006, this fee was included in the Administrative Services Agreement with DeAM, Inc. For the period from July 1, 2006 through October 31, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 7,961	$ 7,961
Class B	88	88
Class C	4,245	4,245
Investment Class	16,074	16,074
Class S	1,478	1,478
Institutional Class	8,058	8,058
	$ 37,904	$ 37,904

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class B and C shares and 0.25% of the average daily net assets of the Class A shares (through June 30, 2006). Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class A	$ 185,363	$ —
Class B	35,357	2,779
Class C	331,830	24,664
	$ 552,550	$ 27,443

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class (through October 20, 2006) shareholders, and Class A shareholders (effective July 1, 2006), at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 76,464	$ —	$ 31,139.25%
Class B	11,347	—	1,380.24%
Class C	108,585	—	18,645.25%
Investment Class	271,829	50,375	—	.07%
	$ 468,225	$ 50,375	$ 51,164

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006 aggregated $3,556.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares was $12,925 and $7,887, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, DWS-SDI received $3,842.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $34,560, of which $8,160 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor reimbursed the Fund $5,831, which represented a portion of expected fee savings for the Advisor through June 30, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2006, the Fund's custodian fees were reduced by $1,479 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,836,652	$ 18,892,370	4,260,543	$ 43,856,081
Class B	26,195	269,364	39,340	404,681
Class C	298,489	3,067,656	754,362	7,759,225
Investment Class	17,268,823	177,434,559	12,144,047	124,951,532
Class S	241,992	2,487,661	234,097*	2,407,778*
Institutional Class	3,795,609	39,046,695	5,824,856	59,996,139
		$ 241,198,305		$ 239,375,436
Shares issued to shareholders in reinvestment of distributions
Class A	185,447	$ 1,907,561	185,414	$ 1,908,620
Class B	6,736	69,258	6,992	71,952
Class C	57,124	587,270	61,699	634,799
Investment Class	474,234	4,875,461	226,555	2,330,562
Class S	6,239	64,131	1,436*	14,771*
Institutional Class	295,144	3,035,431	453,171	4,664,713
		$ 10,539,112		$ 9,625,417
Shares redeemed
Class A	(6,892,228)	$ (70,880,976)	(6,997,733)	$ (72,079,546)
Class B	(135,657)	(1,395,182)	(218,772)	(2,252,275)
Class C	(1,716,531)	(17,645,661)	(2,714,116)	(27,931,096)
Investment Class	(16,233,210)	(166,893,709)	(10,378,120)	(106,783,418)
Class S	(485,760)	(4,994,468)	(64,873)*	(667,788)*
Institutional Class	(13,469,232)	(138,484,462)	(18,980,598)	(195,482,652)
		$ (400,294,458)		$ (405,196,775)
Shares converted**
Investment Class	(29,466,353)	$ (303,080,551)	—	$ —
Class S	29,483,551	303,080,551	—	—
		$ —		$ —
Redemption fees		$ 13,654		$ 9,953
Net increase (decrease)
Class A	(4,870,129)	$ (50,079,858)	(2,551,776)	$ (26,314,688)
Class B	(102,726)	(1,055,969)	(172,440)	(1,775,642)
Class C	(1,360,918)	(13,990,735)	(1,898,055)	(19,535,049)
Investment Class	(27,956,506)	(287,653,097)	1,992,482	20,504,883
Class S	29,246,022	300,637,875	170,660*	1,755,021*
Institutional Class	(9,378,479)	(96,401,603)	(12,702,571)	(130,820,494)
		$ (148,543,387)		$ (156,185,969)

* For the period from February 28, 2005, (commencement of operations for Class S shares) to October 31, 2005.

** On October 20, 2006, Investment Class shares converted into Class S shares.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Short-Term Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short-Term Municipal Bond Fund (formerly Scudder Short-Term Municipal Bond Fund) (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for DWS Short-Term Municipal Bond Fund, for the taxable year ended October 31, 2006, 99% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Short-Term Municipal Bond Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Investments Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	229,475,182.312	2,617,703.165
Dawn-Marie Driscoll	229,385,362.059	2,707,523.418
Keith R. Fox	229,414,105.859	2,678,779.618
Kenneth C. Froewiss	229,543,244.169	2,549,641.308
Martin J. Gruber	229,465,700.091	2,627,185.386
Richard J. Herring	229,507,427.394	2,585,458.083
Graham E. Jones	229,329,443.182	2,763,442.295
Rebecca W. Rimel	229,303,664.866	2,789,220.611
Philip Saunders, Jr.	229,477,714.933	2,615,170.544
William N. Searcy, Jr.	229,368,895.540	2,723,989.937
Jean Gleason Stromberg	229,516,447.517	2,576,437.960
Carl W. Vogt	229,439,747.901	2,653,137.576
Axel Schwarzer	229,446,632.712	2,646,252.765

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management
Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,795,981.742	348,831.177	593,668.204	9,986,754.000

II-B. Approval of an Amended and Restated Investment Management
Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,801,002.742	347,237.177	590,241.204	9,986,754.000

II-C. Approval of a Subadvisor Approval Policy.1

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
14,732,258.880	19,372,080.401	634,141.842	9,986,754.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,095,955.860	460,300.354	182,224.909	9,986,754.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,104,663.451	451,591.763	182,225.909	9,986,754.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,111,376.451	444,878.763	182,225.909	9,986,754.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,167,029.451	389,225.763	182,225.909	9,986,754.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,143,192.451	413,062.763	182,225.909	9,986,754.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,168,384.451	387,870.763	182,225.909	9,986,754.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,126,254.860	430,000.354	182,225.909	9,986,754.000

1 This proposal was not approved by the shareholders.

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,166,948.451	389,307.763	182,224.909	9,986,754.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,144,350.451	411,904.763	182,225.909	9,986,754.000

III-R. Options

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
34,164,434.451	391,820.763	182,225.909	9,986,754.000

VIII. Approval of Reorganization into a Massachusetts Business Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
33,718,017.187	482,164.423	538,299.513	9,986,754.000

The Meeting was further reconvened on July 27, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

VII. Adoption of a Rule 12b-1 Plan (Class B only).1

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
210,175.487	9,289.000	12,388.000	79,828.000

1 This proposal was not approved by the shareholders.

The Meeting was further reconvened on August 31, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

VII. Adoption of a Rule 12b-1 Plan (Class C only).1

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
1,768,173.932	37,731.000	124,404.016	1,052,851.000

1 This proposal was not approved by the shareholders.

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeAM, Inc. in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeAM, Inc. and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeAM, Inc. and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeAM, Inc. is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeAM, Inc.'s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM, Inc. by similar funds and institutional accounts advised by DeAM, Inc. (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeAM, Inc., in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeAM, Inc. of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeAM, Inc. with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeAM, Inc., both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional Class shares) was in the 1st quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeAM, Inc. has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeAM, Inc. The Board considered extensive information regarding DeAM, Inc., including DeAM, Inc.'s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeAM, Inc. have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeAM, Inc. and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeAM, Inc. during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeAM, Inc. the cost allocation methodology used to determine DeAM, Inc.'s profitability. In analyzing DeAM, Inc.'s costs and profits, the Board also reviewed the fees paid to and services provided by DeAM, Inc. and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeAM, Inc. and its affiliates as a result of DeAM, Inc.'s relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeAM, Inc.'s cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM, Inc. and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeAM, Inc. and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeAM, Inc. regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeAM, Inc., subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeAM, Inc. and its affiliates) research services from third parties that are generally useful to DeAM, Inc. and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeAM, Inc.'s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM, Inc.'s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM, Inc. to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeAM, Inc.'s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeAM, Inc.'s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2000 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	88
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88
Carl W. Vogt (1936) Board Member since 2006

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	MGSMX
CUSIP Number	23339E 764	23339E 756	23339E 749	23339E 723
Fund Number	436	636	736	536
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SRMSX
Fund Number	2336

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Short-Term Municipal Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS SHORT-TERM MUNICIPAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$61,000	$128	$0	$0
2005	$47,650	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006